Exhibit 10.12

EXECUTION VERSION

WAIVER AND SECOND AMENDMENT

WAIVER AND SECOND AMENDMENT, dated as of November 18, 2011 (this “Waiver and Amendment”), to the Credit Agreement, dated as of October 20, 2011 (as amended by the First Amendment, dated as of November 17, 2011, the “Credit Agreement”), among Marriott Vacations Worldwide Corporation, a Delaware corporation (“MVWC”), Marriott Ownership Resorts, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), Bank of America, N.A. and Deutsche Bank Securities Inc., as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. as co-syndication agents and JPMorgan Chase Bank, N.A., as administrative agent.

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has further requested that certain provisions of the Credit Agreement be waived or amended as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to this Waiver and Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Waiver. Notwithstanding anything to the contrary contained in Section 5.1(k)(i) of the Credit Agreement, the Loan Parties shall not be required to deliver Mortgages (and the related title insurance policies, surveys and flood insurance certificates) for approximately 3,100 weeks of Time Share Interests representing Time Share Interests held for sale at various resorts located in Hawaii or reacquired from retail owners within the 60 days preceding the Closing Date; provided that the Borrower shall cause such Mortgages (and related title insurance policies, surveys and flood insurance certificates ) to be delivered within 60 days of the Closing Date. Failure to comply with the requirements of the preceding sentence shall be deemed to be a breach of Section 6.10(c)(i) or (ii), as applicable, of the Credit Agreement.

SECTION 3. Amendments. The Credit Agreement shall be amended as of the Waiver and Amendment Effective Date (as defined below) as set forth below:

(a) Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as follows:

(i) by inserting the following definition in proper alphabetical order:

“Second Amendment” means the Waiver and Second Amendment to this Agreement dated November 18, 2011.

(ii) by amending the definition of “Loan Documents” by adding “the Second Amendment,” immediately after “the First Amendment,” in the first line thereof.

(b) Amendment to Section 6.10 (Additional Collateral, etc.). Section 6.10(c)(i) is hereby amended by inserting the following after the last sentence thereof: “For purposes of this Section 6.10(c)(i), a Time Share Interest that has been acquired by a Loan Party from the retail owner thereof (i.e., a reacquired Time Share Interest) shall not be deemed to be owned by a Loan Party until 60 days following such Loan Party’s acquisition thereof.”

SECTION 4. Conditions to Effectiveness of Waiver and Amendment. This Waiver and Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Waiver and Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Waiver and Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower and MVWC and (ii) the Required Lenders.

SECTION 5. Representations and Warranties. Each of the Borrower and MVWC hereby represents and warrants that (a) each of the representations and warranties contained in Section IV of the Credit Agreement are, after giving effect to this Waiver and Amendment, true and correct in all material respects as if made on and as of the Waiver and Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Waiver and Amendment and (b) after giving effect to this Waiver and Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6. Effect on Credit Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Waiver and Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of legal counsel.

SECTION 8. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9. Waivers; Execution in Counterparts. (a) This Waiver and Amendment shall not constitute a waiver of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b) This Waiver and Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, MVWC, the Administrative Agent and the Required Lenders. This Waiver and Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:	/s/ Joseph Bramuchi
Name: Joseph Bramuchi
Title: Vice President

[Waiver and Amendment Signature Page]

MARRIOTT OWNERSHIP RESORTS, INC.

By:	/s/ Joseph Bramuchi
Name: Joseph Bramuchi
Title: Vice President

[Waiver and Amendment Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Marc Costantino
Name: Marc Costantino
Title: Executive Director

[Waiver and Amendment Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Director

[Waiver and Amendment Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Shaheen Malik
Name: Shaheen Malik
Title: Vice President

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

[Waiver and Amendment Signature Page]

FIRST HAWAIIAN BANK, as Lender

By:	/s/ Jon T. Fukagawa
Name: Jon T. Fukagawa
Title: Vice President

[Waiver and Amendment Signature Page]

THE ROYAL BANK OF SCOTLAND, as Lender

By:	/s/ Timothy J. McNaught
Name: Timothy J. McNaught
Title: Managing Director

[Waiver and Amendment Signature Page]

SUNTRUST BANK, as Lender

By:	/s/ David Fournier
Name: David Fournier
Title: Vice President

[Waiver and Amendment Signature Page]

WELLS FARGO CAPITAL FINANCE, LLC, as Lender

By:	/s/ William R. Doolittle
Name: William R. Doolittle
Title: Vice President

[Waiver and Amendment Signature Page]